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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         April 20, 1998 (April 3, 1998)
                Date of Report (Date of earliest event reported)


                      Laidlaw Environmental Services, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                 1-8368                 51-0228924
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(State or other jurisdiction)         (Commission             (IRS Employer
of incorporation)                     File Number)         Identification No.)




           1301 Gervais Street, Columbia, South Carolina     29201
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           (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code: (803)933-4200



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On April 3, 1998, and, in the case of Common Shares ("Shares") of Safety-Kleen Corp. ("Safety-Kleen") tendered by guaranteed delivery, on April 7, 1998, Laidlaw Environmental Services, Inc. ("Laidlaw Environmental"), and its indirect wholly-owned subsidiary LES Acquisition, Inc. ("LES"), consummated its tender offer ("Exchange Offer") for the Shares, purchasing an aggregate of 55,751,582 Shares, constituting approximately 93% of the outstanding Shares. In the Exchange Offer, Laidlaw Environmental paid, for each Share, $18.30 cash and 2.8 Shares of Laidlaw Environmental Common Stock. Based upon 55,751,582 shares purchased in the Exchange Offer, Laidlaw Environmental paid approximately $1,020,255,000 plus 156,100,000 shares of Laidlaw Environmental Common Stock in aggregate.

A subsidiary of Laidlaw Environmental already owned 601,100 Shares, thus giving Laidlaw Environmental total beneficial ownership of 56,352,682 Shares, constituting approximately 94% of the outstanding Shares.

The Exchange Offer was made pursuant to an Agreement and Plan of Merger, dated as of March 16, 1998, by and among Laidlaw Environmental, LES and Safety-Kleen and further described in the Registration Statement Number 333-49929 on Form S-4 and is listed as Exhibit 2 thereto and incorporated herein by reference. The Merger Agreement also provides, subject to limited customary conditions, for a back end merger (the "Merger") following consummation of the Exchange Offer, in which the per Share consideration is to be the same as in the Exchange Offer. The Safety-Kleen Board of Directors has established April 8, 1998, as the record date for the special meeting of its shareholders to vote on the Merger; the date of such meeting is set to be held on May 18, 1998.

The source of the cash portion of the consideration used by Laidlaw Environmental to purchase shares in the Exchange Offer is a credit facility ("Credit Facility"), a copy of which was filed as Exhibit 4(q) to the Registration Statement Number 333-49929 on Form S-4 and which Credit Facility is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a).  Financial statements of businesses acquired.

It is impracticable to provide all of the required financial statements for the Acquisition at the time of this Current Report. The required financial statements will be filed by amendment within 60 days after this Current Report.

(b).  Pro forma financial information.

It is impracticable to provide the required pro forma financial information for the acquisition at the time of this Current Report. The required financial statements will be filed by amendment within 60 days after this Current Report.



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(c).  Exhibits

Exhibit
Number            Description
------            -----------

99.1 Agreement and Plan of Merger dated as of March 16, 1998, by and among the Registrant, LES Acquisition, Inc. and Safety-Kleen Corp., filed as Annex A to the Registrant's Registration Statement Number 333-49929 on Form S-4 dated April 10, 1998 and incorporated herein by reference.

99.2 Credit Agreement among LES, Inc., Laidlaw Environmental Services (Canada) Ltd., Toronto Dominion (Texas) Inc., The Toronto-Dominion Bank, TD Securities (USA) Inc., The Bank of Nova Scotia, NationsBank, N.A., The First National Bank of Chicago and Wachovia Bank, N.A. and NationsBank, N.A. as Syndication Agent dated as of April 3, 1998, filed as exhibit
                  (4)(q) to the Registrant's Registration Statement Number 333-49929 on Form S-4 dated April 10, 1998 and incorporated herein by reference.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: April 20, 1998                  By:  /s/ Kenneth W. Winger_______
                                          ----------------------
                                          Kenneth W. Winger, President
                                          and Chief Executive Officer